Exhibit 99.1

LETTER OF TRANSMITTAL

SUSQUEHANNA BANCSHARES, INC.

Offer To Exchange

$75,000,000 4.75% Fixed Rate/Floating Rate Subordinated Notes Due 2014

For

4.75% Fixed Rate/Floating Rate Subordinated Notes Due 2014

That Have Been Registered Under The Securities Act of 1933, As Amended

PURSUANT TO THE PROSPECTUS DATED                     , 2004

The Exchange Offer Will Expire At 5:00 P.M. New York City Time, On                    , 2004, Unless Extended (The “Expiration Date”). Tenders May Be Withdrawn Prior To 5:00 P.M., New York City Time, On The Last Business Day Before The Expiration Date.

The Exchange Agent for the Exchange Offer is:

J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

For Information Call: 1-800-275-2048

By Registered or Certified Mail:	By Overnight Courier:	By Hand:	By Facsimile:
J. P. Morgan Chase Bank 2001 Bryan Street, 9th Floor Dallas, TX 75201 Attn: Frank Ivins	J. P. Morgan Chase Bank 2001 Bryan Street, 9th Floor Dallas, TX 75201 Attn: Frank Ivins	J. P. Morgan Chase Bank New York Window 4 New York Plaza New York, NY 10004	(214) 468-6494 Attn: Frank Ivins Confirm by Telephone: (214) 468-6464

Transmission of this letter of transmittal via facsimile to a number other than as set forth above or delivery of this letter of transmittal to an address other than as set forth above will not constitute a valid delivery.

The undersigned hereby acknowledges that he or she has received and reviewed the Prospectus, dated,                     , 2004 (the “Prospectus”), of Susquehanna Bancshares, Inc., a Pennsylvania corporation (the “Company”), and this Letter of Transmittal (the “Letter”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $75,000,000 of its 4.75% fixed rate/floating rate subordinated notes due 2014 (the “Exchange Notes”) which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for like principal amounts of the Company’s issued and outstanding $75,000,000 4.75% fixed rate/floating rate subordinated notes due 2014 (the “Outstanding Notes”) from the registered holders thereof (the “Holders”).

For each Outstanding Note accepted for exchange, the Holder of such Outstanding Note will receive an Exchange Note having a principal amount equal to that of the surrendered Outstanding Note. The Exchange Note will bear interest from the most recent date to which interest has been paid on the Outstanding Note exchanged therefor or, if no interest has been paid on such Outstanding Note, from May 3, 2004. Accordingly, registered holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date on which interest has been paid or, if no interest has been paid, from May 3, 2004. Outstanding Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Outstanding Notes whose Outstanding Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Outstanding Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

This Letter is to be completed by a Holder of Outstanding Notes either if certificates are to be forwarded herewith or if a tender of certificates for Outstanding Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in “The Exchange Offer—Procedures for Tendering” section of the Prospectus. Holders of Outstanding Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Outstanding Notes into the Exchange Agent’s account at the Book-Entry Transfer Facility (a “Book-Entry Confirmation”), and all other documents required by this Letter to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer—Procedures for Tendering” section of the Prospectus. See Instruction 1.

Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Outstanding Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Notes should be listed on a separate signed schedule affixed hereto.

Description Of Outstanding Notes

Name(s) And Address(es) Of Registered Holder(s) (Please Fill In, If Blank)	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**

TOTAL

*	Need not be completed if Outstanding Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Outstanding Notes represented by the Outstanding Notes indicated in column 2, entitled “Aggregate Principal Amount Represented.” See Instruction 2. Outstanding Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

☐	Check here if tendered Outstanding Notes are being delivered by book-entry transfer made to the account maintained by the Exchange Agent with DTC and complete the following:

Name of Tendering Institution: DTC Account Number: Transaction Code Number:

☐	Check here and enclose a photocopy of the notice of guaranteed delivery if tendered Outstanding Notes are being delivered pursuant to a notice of guaranteed delivery previously sent to the Exchange Agent and complete the following:

Name(s) of Registered Holder: Window Ticket Number (if any): Date of Execution of Notice of Guaranteed Delivery: Name of Institution that Guaranteed Delivery:

If guaranteed delivery is to be made by book-entry transfer:

Name of Tendering Institution: DTC Account Number: Transaction Code Number:

☐	Check here if tendered Outstanding Notes are enclosed herewith.

☐	Check here if you are a broker-dealer and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto.

Name: Address:

If the undersigned is not a broker-dealer, the undersigned represents that it acquired the Exchange Notes in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Outstanding Notes, with full power of substitution, among other things, to cause the Outstanding Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Notes, and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that (i) any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, (ii) neither the Holder of such Outstanding Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and (iii) neither the Holder of such Outstanding Notes nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Company.

The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Outstanding Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holders’ respective business and such Holders have no arrangements with any person to participate in the distribution of such Exchange Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any Holder is an affiliate of the Company, or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such Holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer–Withdrawal Rights” section of the Prospectus.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Outstanding Notes.”

The undersigned, by completing the box entitled “Description of Outstanding Notes” above and signing this letter, will be deemed to have tendered the Outstanding Notes as set forth in such box above.

Special Issuance Instructions

(See Instructions 3 and 4)

To be completed ONLY if certificates for Outstanding Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Outstanding Notes delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue Exchange Notes and/or Outstanding Notes to:

Name(s):
(Please Type or Print)
(Please Type or Print)
Address:
(Include Zip Code)
(Taxpayer Identification or Social Security Number) (See Substitute Form W-9 herein)

☐	Credit unexchanged Outstanding Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

Book-Entry Transfer Facility (Account Number, if applicable)

Special Delivery Instructions

(See Instructions 3 and 4)

To be completed ONLY if certificates for Outstanding Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter below or to such person or persons at an address other than shown in the box entitled “Description of Outstanding Notes” on this Letter above.

Mail Exchange Notes and/or Outstanding Notes to:

Name(s):
(Please Type or Print)

(Please Type or Print)
Address:
(Include Zip Code)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OUTSTANDING NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE:

(TO BE COMPLETED BY ALL TENDERING HOLDERS)

(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 BELOW)

☒
☒
	(Signature(s) of Owner)	(Date)
Area Code and Telephone Number:

If a holder is tendering any Outstanding Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
(Please Type or Print)
Capacity:
Address:

(Including Zip Code)

SIGNATURE GUARANTEE

(IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature)
(Title)
(Name and Firm)
Dated:

INSTRUCTIONS

SUSQUEHANNA BANCSHARES, INC.

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

FOR THE 4.75% FIXED RATE/FLOATING RATE SUBORDINATED NOTES DUE 2014

IN EXCHANGE FOR THE

4.75% FIXED RATE/FLOATING RATE SUBORDINATED NOTES DUE 2014

THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT

OF 1933, AS AMENDED, PURSUANT TO THE PROSPECTUS, DATED                     , 2004

1. DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES

This Letter is to be completed by Holders of Outstanding Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offer—Procedures for Tendering” section of the Prospectus. Certificates for all physically tendered Outstanding Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

Holders whose certificates for Outstanding Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer—Procedures for Tendering” section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined herein), (ii) prior to 5:00 P.M., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Outstanding Notes and the amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the Expiration Date, the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, must be received by the Exchange Agent within three NYSE trading days after the Expiration Date.

The method of delivery of this Letter, the Outstanding Notes and all other required documents is at the election and risk of the tendering Holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Outstanding Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date.

See “The Exchange Offer” section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER)

If less than all of the Outstanding Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Outstanding Notes to be tendered in the box above entitled “Description of Outstanding Notes—Principal Amount Tendered.” A reissued certificate representing the balance of non-tendered Outstanding Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE OUTSTANDING NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES

If this Letter is signed by the registered Holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

If any tendered Outstanding Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

When this Letter is signed by the registered Holder or Holders of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Outstanding Notes are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution (as defined below).

If this Letter is signed by a person other than the registered Holder or Holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

Endorsements on certificates for Outstanding Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm that is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”).

Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Outstanding Notes are tendered: (i) by a registered Holder of Outstanding Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the Holder of such Outstanding Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter, or (ii) for the account of an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS

Tendering Holders of Outstanding Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and or substitute certificates evidencing Outstanding Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name and address of the person signing this Letter.

5. TAXPAYER IDENTIFICATION NUMBER

Federal income tax law generally requires that a tendering Holder whose Outstanding Notes are accepted for exchange must provide the Company (as payor) with such Holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 below, which in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the Exchange Agent may be required to withhold 30% of the amount of any reportable payments made after the exchange to such tendering Holder of Exchange Notes. If withholding results in an overpayment of taxes, a refund may be obtained.

Exempt Holders of Outstanding Notes (including, among others, certain corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W9 (the “W-9 Guidelines”) for additional instructions.

To prevent backup withholding, each tendering Holder of Outstanding Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, or (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Outstanding Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Exchange Agent a completed Form W-8BEN “Certificate of Beneficial Owner for United States Tax Withholding” or other appropriate Form W-8 such as (i) Form W-8ECI “Certificate of Foreign Person’s Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States” (ii) Form W-8 IMY “Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding”; or (iii) Form W-8EXP “Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding.” These forms may be obtained from the Exchange Agent. If the Outstanding Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, write “applied for” in lieu of its TIN, and fill in the Certificate of Awaiting Taxpayer Identification Number. If no TIN is provided, the Exchange Agent will retain 30% of reportable payments made to a Holder during the sixty (60) day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the Substitute Form W-9, the Exchange Agent generally will remit such amounts retained during such sixty (60) day period to such Holder and no further amounts will be retained or withheld from payments made to the Holder thereafter. The Exchange Agent, however, will not remit to a Holder any amounts attributable to reportable payments that are made to the Holder’s account beginning no later than seven (7) business days after the Exchange Agent receives the Certificate of Awaiting Taxpayer Identification Number; such amounts will be remitted to the Internal Revenue Service as backup withholding. In addition, if a Holder does not provide its TIN to the Exchange Agent within such sixty (60) day period, the Exchange Agent will remit such previously withheld amounts to the Internal Revenue Service as backup withholding and will withhold 30% of all reportable payments to the Holder thereafter until such Holder furnishes its TIN to the Exchange Agent.

6. TRANSFER TAXES

The Company will pay all transfer taxes, if any, applicable to the transfer of Outstanding Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Outstanding Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

7. WAIVER OF CONDITIONS

The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. NO CONDITIONAL TENDERS

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Outstanding Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

None of the Company, the Exchange Agent or any other person is obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Notes nor shall any of them incur any liability for failure to give any such notice.

9. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES

Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. WITHDRAWAL RIGHTS

Tenders of Outstanding Notes may be withdrawn at any time prior to 5:00 P.M., New York City time, on the last business day before the Expiration Date.

For a withdrawal of a tender of Outstanding Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 P.M., New York City time, on the last business day before the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Outstanding Notes to be withdrawn (the “Depositor”), (ii) identify the Outstanding Notes to be withdrawn (including certificate number or numbers and the principal amount of such Outstanding Notes), (iii) contain a statement that such Holder is withdrawing his election to have such Outstanding Notes exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter by which such Outstanding Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the trustee with respect to the Outstanding Notes register the transfer of such Outstanding Notes in the name of the person withdrawing the tender and (v) specify the name in which such Outstanding Notes are registered, if different from that of the Depositor. If Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer set forth in “The Exchange Offer—Procedures for Tendering” section of the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly retendered. Any Outstanding Notes that have been tendered for exchange, but that are not exchanged for any reason, will be returned to the Holder thereof without cost to such Holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in “The Exchange Offer—Procedures for Tendering” section of the Prospectus, such Outstanding Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Outstanding Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following the procedures described above at any time on or prior to 5:00 P.M., New York City time, on the Expiration Date.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

Complete Substitute Form W-9

SUBSTITUTE Form W-9	Part 1—PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER (“TIN”) IN THE BOX AT RIGHT, OR, IF YOU ARE AWAITING A TIN, CHECK THE BOX IN PART 3, AND CERTIFY BY SIGNING AND DATING THE CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER BELOW. FOR ADDITIONAL INSTRUCTIONS, SEE THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.	Social Security Number or Employer Identification Number:

☐ Exempt from backup withholding

Part 2—Certification—Under penalties of perjury, I certify that:

(1)    The Taxpayer Identification Number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the United States Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Part 3— Awaiting TIN ☐

Payer’s Request for Taxpayer Identification Number (“TIN”)

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return(s).

SIGNATURE                                                                   DATE

Note:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN A $50 PENALTY IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX

IN PART 3.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate United States Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Exchange Agent, all reportable payments made to me may be subject to a 28% backup withholding tax.

Signature                                                                                        Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers (“SSN”) have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers (“EINs”) have nine digits separated by one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY number of	For this type of account:	Give the EMPLOYER IDENTIFICATION number of

1. An individual’s account	The individual	8. Corporation or LLC electing corporate status on Form 8832	The corporation
2. Two or more individuals (joint account)	The actual owner of the account, or if combined funds, the first individual on the account (1)

3. Husband and wife (joint account)	The actual owner of the account or, if joint funds, the first individual on the account (1)	9. Religious, charitable or educational organization account	The organization

4. Custodian account of a minor (Uniform Gift to Minors Act)	The minor	10. Partnership account or multi-member LLC	The partnership

5. a. The usual revocable savings trust account (grantoris also trustee) b. So-called trust accountthat is not a legalor valid trust understate law	The grantor-trustee The actual owner	11. Association, club, or other tax-exempt organization	The organization

6. Sole proprietorship account or single-owner LLC	The owner (2)	12. A broker or registered nominee	The broker or nominee

7. A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)	15. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	If only one person on a joint account has a number, that person’s number must be furnished.
(2)	You may use either your SSN or EIN (if you have one).

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Obtaining a Taxpayer Identification Number (“TIN”). If you are a resident alien and you do not have and are not eligible to get a Social Security Number (“SSN”), your TIN is your Internal Revenue Service (“IRS”) individual taxpayer identification number (“ITIN”). Enter it in the social security number box. If you do not have an ITIN or a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Number Card, from your local Social Security Administration office or get this from on-line at www.ssa.gov/online/ss5.html. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS website at www.irs.gov.